Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A

TRUSTEE PURSUANT TO SECTION 305(b)(2)  ☐

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

National Banking Association	04-3401714
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

250 Royall Street, Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

John Wahl, Trust Officer

350 Indiana St., Suite 750, Golden, Colorado 80401

(303) 262-0707

(Name, address and telephone number of agent for services)

IAC/InterActive Corp.

(Exact name of obligor as specified in its charter)

Delaware	59-2712887
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

555 West 18th Street New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

About, Inc.

(Exact name of obligor as specified in its charter)

Delaware	13-4034015
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

APN, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1410575
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Aqua Acquisition Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	16-1698609
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

CityGrid Media, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-3118574
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Dictionary.com, LLC

(Exact name of obligor as specified in its charter)

California	33-0822806
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Elicia Acquisition Corp.

(Exact name of obligor as specified in its charter)

Delaware	02-0591181
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

HomeAdvisor, Inc.

(Exact name of obligor as specified in its charter)

Delaware	84-1489960
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

HTRF Ventures, LLC

(Exact name of obligor as specified in its charter)

Delaware	13-4188199
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Humor Rainbow, Inc.

(Exact name of obligor as specified in its charter)

New York	54-2109416
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Falcon Holdings, LLC

(Exact name of obligor as specified in its charter)

Delaware	20-2758526
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Search & Media, Inc.

(Exact name of obligor as specified in its charter)

Delaware	94-3334199
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

IAC Search, LLC

(Exact name of obligor as specified in its charter)

Delaware	45-4419646
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com International Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-3865523
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-4278917
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Match.com, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	46-0478183
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Mindspark Interactive Network, Inc.

(Exact name of obligor as specified in its charter)

Delaware	06-1541603
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Mojo Acquisition Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-3865623
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

People Media, Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-0192058
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

People Media, LLC

(Exact name of obligor as specified in its charter)

Arizona	86-1018174
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Shoebuy.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-3491185
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

Tutor.com, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-441166
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

4.75% Senior Notes due 2022

and Guarantees of the 4.75% Senior Notes due 2022(2)

(Title of the indenture securities)

Item 1.                                                         General Information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

340 Madison Avenue, 4th Floor

New York, NY  10017-2613

(b)                                 Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.                                                         Affiliations with the obligor.  If the obligor is an affiliate of the trustee, describe such affiliation.

None.

Item 16.                                                  List of exhibits.  List below all exhibits filed as a part of this statement of eligibility.

1.                                    A copy of the articles of association of the trustee. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-179383)

2.                                    A copy of the certificate of authority of the trustee to commence business.  (See Exhibit 2 to Form T-1 filed with Registration Statement No. 333-179383)

3.                                    See exhibits 1 and 2.

4.                                      A copy of the existing bylaws of the trustee, as now in effect.  (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-179383)

6.                                      The consents of United States institutional trustees required by Section 321(b) of the Act.  (See Exhibit 6 to Form T-1 filed with Registration Statement No. 333-179383)

7.                                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Golden, and State of Colorado, on the 26th day of April 2013.

Computershare Trust Company, National Association

By:	/s/ John Wahl
John Wahl
Trust Officer

EXHIBIT 7

Consolidated Report of Condition of

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

250 Royall Street, Canton, MA 02021

at the close of business March 31, 2013.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	-0-
Interest-bearing balances	-0-
Securities:
Held-to-maturity securities	-0-
Available-for-sale securities	15,973
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	-0-
Securities purchased under agreements to resell	-0-
Loans and lease financing receivables:
Loans and leases held for sale	-0-
Loans and leases, net of unearned income	-0-
LESS: Allowance for loan and lease losses	-0-
Loans and leases, net of unearned income and allowance	-0-
Trading assets	-0-
Premises and fixed assets (including capitalized leases)	-0-
Other real estate owned	-0-
Investments in unconsolidated subsidiaries and associated companies	-0-
Direct and indirect investments in real estate ventures	-0-
Intangible assets:
Goodwill	7,756
Other intangible assets	-0-
Other assets	7,969
Total assets	31,662

LIABILITIES
Deposits:
In domestic offices	-0-
Noninterest-bearing	-0-
Interest-bearing	-0-
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	-0-
Securities sold under agreements to repurchase	-0-
Trading liabilities	-0-
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	-0-
Not applicable
Not applicable
Subordinated notes and debentures	-0-
Other liabilities	5,035
Total liabilities	5,035
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	500
Surplus (exclude all surplus related to preferred stock)	17,011
Retained earnings	9,116
Accumulated other comprehensive income	-0-
Other equity capital components	-0-
Total bank equity capital	26,627
Noncontrolling (minority) interests in consolidated subsidiaries	-0-
Total equity capital	26,627
Total liabilities and equity capital	31,662

I, Robert G. Marshall, Assistant Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Robert G. Marshall
Assistant Controller

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